                                                                    EXHIBIT 10.6


                                PLEDGE AGREEMENT

                  AGREEMENT dated as of June 6, 2000, between the undersigned, MARSHALL B. HUNT, a resident of the State of Georgia (the "PLEDGOR"), and HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY").

                                   WITNESSETH:

                  WHEREAS, the Pledgor is the owner of all of the outstanding shares of capital stock of the Company described on Schedule I attached hereto; and

                  WHEREAS, in order to induce the Company to advance to the Pledgor and Hunt Family Investments, L.L.L.P. a $900,000 short-term loan pursuant to a Loan Agreement dated as of even date herewith (the "LOAN AGREEMENT"), the Pledgor has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure such loan and the promissory note issued with respect thereto;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.


                  "COLLATERAL" has the meaning assigned to such term in Section 3(A).

                  "COMPANY SHARES" means the issued and outstanding shares of capital stock of the Company owned by the Pledgor and more particularly described on Schedule I attached hereto.

                  "EVENT OF DEFAULT" has the meaning assigned to such term in
Section 10.

                  "LOAN AGREEMENT" has the meaning assigned to such term in the recitals hereof.

                  "NOTE" means that certain Promissory Note, dated of even date herewith, made by the Pledgor and Hunt Family Investments, L.L.L.P. payable to the order of the Company in the original principal amount of $900,000, having a maturity date of August 30, 2000.

                  "PLEDGED SECURITIES" means the Pledged Stock.

                  "PLEDGED STOCK" means the Company Shares and any other capital stock required to be pledged to the Secured Party pursuant to Section 3(B).

                  "SECURED OBLIGATIONS" means the obligations secured under this Agreement including (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Pledgor, whether or not allowed or allowable as a claim in any such proceeding) on the Note, and all other obligations and liabilities owing under the Loan Agreement, (b) all advances, if any, made by the Secured Party pursuant to this Agreement or the Loan Agreement, (c) all expenses incident to the collection of the indebtedness secured by this Agreement, and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "SECURED PARTY" means the Company, its successors and assigns.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "UCC" has the meaning given such term in the Security Agreements.

                  Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Georgia UCC as in effect on the date hereof shall have the meanings therein stated.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

                  The Pledgor represents and warrants as follows:

                  (A) Title to Pledged Securities. The Pledgor owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests, and has full right and authority to grant the Security Interests to the Secured Party as provided in Section 3. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

                  (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of certificates representing the Pledged Stock to the Secured Party in accordance with Section 4 hereof, the Secured Party will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. The Pledgor has not performed and will not perform any acts which might prevent the Secured Party from enforcing any of the terms and conditions of this Agreement or which would limit the Secured Party in any such enforcement.


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

                  (C) UCC Filing Locations. The chief executive office of (or, if an individual, the residence address of) the Pledgor is located at its address set forth on the signature page hereof. Under the Uniform Commercial Code as in effect in the state in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

SECTION 3. THE SECURITY INTERESTS.

                  In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Pledgor hereunder:

                  (A) The Pledgor hereby assigns and pledges to and with the Secured Party and grants to the Secured Party a security interest in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "COLLATERAL"). Contemporaneously with the execution and delivery hereof, the Pledgor is delivering the certificates representing the Company Shares in pledge hereunder.

                  (B) In the event that the Company at any time issues any additional or substitute shares of capital stock of any class or owes any other Debt to the Pledgor, the Pledgor will immediately pledge and deposit with the Secured Party certificates representing all such shares or an instrument evidencing such other Debt as additional security for the Secured Obligations. All such shares and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

                  (C) The Security Interests are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4. DELIVERY OF PLEDGED SECURITIES.

                  All certificates representing Pledged Stock delivered to the Secured Party by the Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Secured Party.

SECTION 5. FILING; FURTHER ASSURANCES.

                  (A) The Pledgor agrees that it will, at its expense and in such manner and form as the Secured Party may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Pledgor hereby


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

authorizes the Secured Party to execute and file, in the name of the Pledgor or otherwise, UCC financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Secured Party in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

                  (B) The Pledgor agrees that it will not change (i) its name, identity or form of organization in any manner or (ii) the location of its chief executive office (or if an individual, its residence) unless it shall have given the Secured Party not less than 30 days' prior written notice thereof.

SECTION 6. RECORD OWNERSHIP OF PLEDGED STOCK.

                  The Secured Party may at any time or from time to time, upon the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Secured Party or its nominee. The Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Pledgor and the Secured Party will promptly give to the Pledgor copies of any notices and communications received by the Secured Party with respect to Pledged Stock registered in the name of the Secured Party or its nominee.

SECTION 7. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL.

                  Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right to receive and retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and the Pledgor shall take all such action as the Secured Party may deem necessary or appropriate to give effect to such right. Upon the occurrence and during the continuance of any Event of Default, all such dividends, interest and other payments and distributions which are received by the Pledgor shall be received in trust as Collateral for the benefit of the Secured Party and, if the Secured Party so directs, shall be segregated from other funds of the Pledgor and shall, forthwith upon demand by the Secured Party during the continuance of an Event of Default, be paid over to the Secured Party as Collateral in the same form as received (with any necessary endorsement). After all Events of Default that shall have occurred have been cured, the Secured Party's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Secured Party shall pay over to the Pledgor any such Collateral retained by the Secured Party during the continuance of an Event of Default.


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SECTION 8. RIGHT TO VOTE PLEDGED STOCK.

                  Unless an Event of Default shall have occurred and be continuing, the Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Secured Party shall, upon receiving a written request from the Pledgor accompanied by a certificate signed by the Pledgor and the Company's principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Secured Party or its nominee as shall be specified in such request and be in form and substance satisfactory to the Secured Party.

                  If an Event of Default shall have occurred and be continuing, the Secured Party shall have the right to the extent permitted by law and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Secured Party were the absolute and sole owner thereof.

SECTION 9. GENERAL AUTHORITY.

                  The Pledgor hereby irrevocably appoints the Secured Party its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at the expense of the Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Secured Party shall give the Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral. The Secured Party and the Pledgor agree that such notice constitutes "reasonable notification" within the meaning of
Section 9-504(3) of the UCC.


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SECTION 10. EVENTS OF DEFAULT.

         The following shall constitute events of default ("EVENTS OF DEFAULT") by the Pledgor hereunder:

                  (a) Breach of Covenant. If the Pledgor should violate or breach, or should fail fully and completely to observe, perform, satisfy or comply with, any of the terms, covenants or conditions set forth in this Agreement; or

                  (b) Note. If any Event of Default under (and as such term is defined in) the Note shall exist.

SECTION 11. REMEDIES UPON EVENT OF DEFAULT.

                  If any Event of Default shall have occurred and be continuing, the Secured Party may exercise all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 14 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral, in its entirety or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Secured Party is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Secured Party deems necessary or advisable in order to comply with said Act or any other law. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Secured Party deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in


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case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

SECTION 12. EXPENSES.

                  The Pledgor agrees that it will forthwith upon demand pay to the Secured Party:

                  (i) the amount of any taxes which the Secured Party may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Secured Party may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Secured Party of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest at the Interest Rate, as provided in the Note, plus two percentage points (2.0%).

SECTION 13. LIMITATION ON DUTY OF SECURED PARTY IN RESPECT OF COLLATERAL.

                  Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have


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

exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Secured Party in good faith.

SECTION 14. APPLICATION OF PROCEEDS.

                  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Secured Party in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Secured Party, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party or any Secured Party is to be reimbursed pursuant to Section 11 hereof;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Loan Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 15. APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Secured Party may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Secured Party, or to act as separate agent or agents on behalf of the Secured Party with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

SECTION 16. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  Upon the repayment in full of all Secured Obligations (other than contingent indemnity or similar claims not yet asserted), the Security Interests shall terminate and all rights to the Collateral shall revert to the Pledgor. At any time and from time to time prior to such termination of the Security Interests, the Secured Party may release any of the Collateral. Upon any such termination of the Security Interests or release of Collateral, the Secured Party will, at


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

the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 17. NOTICES.

                  All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telecopy or telex number set forth on the signature pages hereof, or at such other address or telecopy or telex number as such party may hereafter specify for the purpose by notice to the Pledgor and the Secured Party. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answer back is received (in the case of telex) or telephonic confirmation of receipt thereof is obtained (in the case of telecopy) or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

SECTION 18. WAIVERS, NON-EXCLUSIVE REMEDIES.

                  No failure on the part of the Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right under the Note or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

SECTION 19. SUCCESSORS AND ASSIGNS.

                  This Agreement is for the benefit of the Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Pledgor and his heirs, legal representatives, successors and assigns.

SECTION 20. CHANGES IN WRITING.

                  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Pledgor and the Secured Party.


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SECTION 21. GEORGIA LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN GEORGIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 22. SEVERABILITY.

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 23. COUNTERPARTS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                                PLEDGOR:


                                                --------------------------------
                                                MARSHALL B. HUNT

                                                Address for Notices:

                                                --------------------------------
                                                --------------------------------
                                                --------------------------------

                                                Telecopy No. (404) 233-0171

                                                COMPANY:

                                                HORIZON MEDICAL PRODUCTS, INC.


                                                By:-----------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                Address for Notices:

                                                --------------------------------
                                                --------------------------------
                                                --------------------------------

                                                Telecopy No. (404) 233-0171

                                   SCHEDULE I

                                  PLEDGED STOCK

                                           NUMBER AND
     NAME OF CORPORATION                 CLASS OF SHARES         CERTIFICATE NO.(S)
     -------------------                 ---------------         ------------------

Horizon Medical Products, Inc.     1,889,733 Shares of Class A           73
                                          Common Stock